UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 7, 2008
CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices, zip code)
(210) 822-2828
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     On August 7, 2008, Clear Channel Communications, Inc. (the “Clear Channel”), a wholly-owned subsidiary of CC Media Holdings, Inc., issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that Clear Channel has commenced a cash tender offer and consent solicitation for its outstanding $750 million principal amount of 7.65% Senior Notes due 2010 (CUSIP No. 184502AK8) on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated August 7, 2008.
Item 9.01 Financial Statements And Exhibits.
99.1	Press Release of Clear Channel Communications, Inc. issued August 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.
Date: August 7, 2008	By:	/s/ Herbert W. Hill
	Name:	Herbert W. Hill
	Title:	Senior Vice President, Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS
99.1	Press Release of Clear Channel Communications, Inc. issued August 7, 2008.